SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2015

KYTHERA BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35663	03-0552903
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

30930 Russell Ranch Road, Third Floor

Westlake Village, CA 91362

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On October 1, 2015, in connection with the previously announced Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 4, 2015, by and among KYTHERA Biopharmaceuticals, Inc. (“KYTHERA”), Allergan plc (“Allergan”) and Keto Merger Sub, Inc. (“Merger Sub”), KYTHERA repaid all outstanding amounts under the Note, dated March 7, 2014 (the “Note”), issued by KYTHERA to KYTHERA Holdings Ltd. (as assigned by KYTHERA Holdings Ltd. to Bayer Consumer Care AG, and as subsequently assigned by Bayer Consumer Care AG to Bayer Inc.).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2015, pursuant to the Merger Agreement, Merger Sub merged with and into KYTHERA (the “Merger”), with KYTHERA being the surviving entity (the “Surviving Corporation”). As a result of the Merger, KYTHERA became a wholly owned indirect subsidiary of Allergan.

At the effective time of the Merger (the “Effective Time”), each share of KYTHERA common stock issued and outstanding immediately prior to the Effective Time (other than any (x) shares held by Allergan, Merger Sub, KYTHERA or any of their respective subsidiaries, (y) shares subject to any unvested KYTHERA restricted stock award assumed by Allergan and (z) dissenting shares) was converted into the right to receive $75.00 in cash, without interest (the “Merger Consideration”).  The aggregate transaction value is approximately $2.1 billion.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to KYTHERA’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 2015, which is incorporated herein by reference.

The Merger Agreement contains representations and warranties by KYTHERA, Allergan and Merger Sub with respect to matters as of specified dates. The representations and warranties: reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by KYTHERA’s or Allergan’s stockholders; in certain cases, merely represent risk-allocation decisions among the parties; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Original Merger Agreement (as defined in the Merger Agreement) and the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. As such, the representations and warranties are solely for the benefit of the parties to the Merger Agreement and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Original Merger Agreement (as defined in the Merger Agreement) and the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Allergan’s public disclosures.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 1, 2015, in connection with the Merger, KYTHERA notified NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed, and requested that trading of KYTHERA common stock on NASDAQ be suspended before the opening of trading on October 1, 2015. In addition, KYTHERA requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 to delist KYTHERA common stock from NASDAQ and deregister KYTHERA common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On October 1, 2015, in accordance with KYTHERA’s request, NASDAQ filed the Form 25 with the SEC. KYTHERA intends to file a certification and notice of termination on Form 15 requesting that KYTHERA’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated. The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Merger, on October 1, 2015 each share of KYTHERA common stock (other than any (x) shares held by Allergan, Merger Sub, KYTHERA or any of their respective subsidiaries, (y) shares subject to any unvested KYTHERA restricted stock award assumed by Allergan and (z) dissenting shares) was cancelled and automatically converted into the right to receive the Merger Consideration.

As of the Effective Time:

(1) Except as described in paragraph (4) below, each option to purchase KYTHERA common stock (a “KYTHERA Stock Option”) that was outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable was assumed by Allergan and converted into a stock option (an “Allergan Stock Option”) to acquire a number of Allergan ordinary shares.  Each Allergan Stock Option as so assumed and converted will continue to have, and will be subject to, the same terms and conditions as applied to the KYTHERA Stock Option immediately prior to the Effective Time. As of the Effective Time, each such Allergan Stock Option as so assumed and converted will be for that number of whole Allergan ordinary shares determined by multiplying the number of shares of KYTHERA common stock subject to such KYTHERA Stock Option immediately prior to the Effective Time by the “Stock Award Exchange Ratio”, which equals the quotient determined by dividing $75.00 by the volume weighted average price of Allergan ordinary shares over a 10 trading day period calculated prior to the Effective Time, rounded down to the nearest whole share, at a per share exercise price determined by dividing the per share exercise price of the KYTHERA Stock Option immediately prior to the Effective Time by the Stock Award Exchange Ratio, rounded down to the nearest whole cent.

(2) Each outstanding KYTHERA restricted stock unit award (each, a “KYTHERA RSU Award”) that was not then vested was assumed by Allergan and converted into a restricted stock unit award for Allergan ordinary shares (the “Allergan RSU Award”). Each Allergan RSU Award as so assumed and converted will continue to have, and will be subject to, the same terms and conditions as applied to the applicable KYTHERA RSU Award immediately prior to the Effective Time. As of the Effective Time, the number of Allergan ordinary shares underlying each such Allergan RSU Award will be equal to the product (which will be rounded up to the nearest whole share) of the applicable number of shares of KYTHERA common stock subject to the KYTHERA RSU Award, multiplied by the Stock Award Exchange Ratio.

(3) Each outstanding KYTHERA restricted stock award (collectively, the “KYTHERA Restricted Share Awards”) that was not then vested was assumed by Allergan and converted into an award of shares of restricted Allergan ordinary shares (collectively, the “Allergan Restricted Share Awards”). Each Allergan Restricted Share Award as so assumed and converted will continue to have, and will be subject to, the same terms and conditions as applied to the applicable KYTHERA Restricted Share Award immediately prior to the Effective Time. As of the Effective Time, the number of Allergan ordinary shares underlying each such Allergan Restricted Share Award will be equal to the product (which will be rounded up to the nearest whole share) of the applicable number of shares of KYTHERA common stock subject to such award, multiplied by the Stock Award Exchange Ratio.

(4) Each outstanding KYTHERA Stock Option that was then vested and held by a KYTHERA non-employee director or any employee or former employee of KYTHERA who was not then a “Continuing Employee” (as defined in the Merger Agreement) was cancelled and converted into the right to receive an amount in cash (rounded up to the nearest whole cent if half a cent or more, or rounded down to the nearest whole cent if less than half a cent) equal to the product determined by multiplying the number of shares of KYTHERA common stock subject to such KYTHERA Stock Option immediately prior to the Effective Time by the excess, if any, of $75.00 less the per share exercise price of such KYTHERA Stock Option.

The information set forth in Items 2.01 and 3.01 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change of control of KYTHERA occurred and KYTHERA became a wholly owned indirect subsidiary of Allergan. The information set forth in Items 2.01 and 3.01 is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In accordance with the terms of the Merger Agreement, each of Keith R. Leonard, Jr., Camille Samuels, Dennis Fenton, F. Michael Ball, Nathaniel David, François Kress, Hollings C. Renton, III and Joseph L. Turner resigned from his or her respective position as a member of KYTHERA’s board of directors effective as of immediately prior to, and conditioned upon, the closing of the Merger. Upon the effectiveness of such resignations, the directors of Merger Sub as of immediately prior to the Effective Time (A. Robert D. Bailey and Maria Teresa Hilado) became the directors of the Surviving Corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, KYTHERA’s existing bylaws were amended and restated in their entirety in accordance with the terms of the Merger Agreement. The amended and restated bylaws of the Surviving Corporation are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.                          Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description

2.1*

Amended and Restated Agreement and Plan of Merger, dated as of August 4, 2015, by and among KYTHERA Biopharmaceuticals, Inc., Allergan plc and Keto Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of KYTHERA Biopharmaceuticals, Inc.’s Current Report on Form 8-K filed on August 5, 2015)

3.1	Bylaws of KYTHERA Biopharmaceuticals, Inc.

* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015	KYTHERA BIOPHARMACEUTICALS, INC.

	By:	/s/ A. Robert D. Bailey
A. Robert D. Bailey
President

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Amended and Restated Agreement and Plan of Merger, dated as of August 4, 2015, by and among KYTHERA Biopharmaceuticals, Inc., Allergan plc and Keto Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of KYTHERA Biopharmaceuticals, Inc.’s Current Report on Form 8-K filed on August 5, 2015)

3.1	Bylaws of KYTHERA Biopharmaceuticals, Inc.

* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.